UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2011

LECROY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-26634	13-2507777
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Chestnut Ridge Road Chestnut Ridge, New York		10977
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (845) 425-2000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13-e4(c))

Item 1.01 Entry into a Material Definitive Agreement

Effective December 21, 2011, LeCroy Corporation entered into Amendment No.1 to the Credit Agreement.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of the Current Report on Form 8-K is incorporated by reference into this item 2.03.

Section 9. Financial Statements and Exhibits.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description

10.1	Amendment No.1, dated December 21, 2011, among the Registrant, the Lenders listed therein and RBS Citizens, N.A, as Administrative Agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LECROY CORPORATION, a Delaware corporation

Date: December 22, 2011	By:	/s/ Sean B. O’Connor
Sean B. O’Connor
Vice President, Finance Chief Financial Officer, Secretary and Treasurer

INDEX TO EXHIBITS

Exhibit No.	Description

10.1	Amendment No.1, dated December 21, 2011, among the Registrant, the Lenders listed therein and RBS Citizens, N.A, as Administrative Agent.

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